Exhibit 23.1

CONSENT TO INDEPENDENT AUDITORS

We hereby consent to the incorporation of our report included in this Form 10-KSB of C-Chip Technologies Corporation into previously filed Registration Statements, File No. 333-106444.

/s/ Manning Elliott
Manning Elliott
CHARTERED ACCOUNTANTS
September 29, 2003